PORTFOLIO OF INVESTMENTS – as of March 31, 2022 (Unaudited)

Mirova International Sustainable Equity Fund

Shares	Description	Value (†)

Common Stocks – 95.5% of Net Assets
	Australia – 1.2%
95,972	Stockland	$304,136

	Belgium – 5.1%
15,133	KBC Group NV	1,085,780
6,377	Umicore S.A.	275,661

		1,361,441

	Brazil – 1.3%
278	MercadoLibre, Inc.(a)	330,675

	Denmark – 12.1%
13,989	Novo Nordisk A/S, Class B	1,551,605
7,180	Orsted A/S, 144A	898,731
25,821	Vestas Wind Systems A/S	757,454

		3,207,790

	France – 11.8%
2,316	Air Liquide S.A.	405,170
36,834	Credit Agricole S.A.	440,113
10,967	Dassault Systemes SE	538,793
2,440	EssilorLuxottica S.A.	446,253
1,130	L’Oreal S.A.	451,373
4,699	Orpea S.A.	203,907
3,227	Sanofi	329,927
7,167	Worldline S.A., 144A(a)	311,049

		3,126,585

	Germany – 7.9%
2,450	Allianz SE, (Registered)	585,080
5,759	Mercedes-Benz Group AG, (Registered)	404,221
6,289	SAP SE	696,998
3,418	Symrise AG	409,793

		2,096,092

	Hong Kong – 4.1%
104,595	AIA Group Ltd.	1,092,168

	Ireland – 4.7%
8,177	Kingspan Group PLC	799,275
9,735	Smurfit Kappa Group PLC	432,403

		1,231,678

	Japan – 12.0%
4,300	Kao Corp.	175,572
50,800	Kubota Corp.	952,208
23,200	Sekisui House Ltd.	448,761
1,800	Shimano, Inc.	412,215
18,938	Takeda Pharmaceutical Co. Ltd.	539,585
15,200	Terumo Corp.	459,929

Shares	Description	Value (†)

Common Stocks – continued
	Japan – continued
4,600	West Japan Railway Co.	$190,605

		3,178,875

	Netherlands – 8.3%
458	Adyen NV, 144A(a)	907,158
1,952	ASML Holding NV	1,304,368

		2,211,526

	Norway – 0.5%
8,916	Telenor ASA	127,940

	Spain – 3.0%
72,909	Iberdrola S.A.	796,893

	Switzerland – 2.5%
1,094	Geberit AG, (Registered)	674,403

	Taiwan – 4.4%
11,284	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	1,176,470

	United Kingdom – 16.6%
7,201	Croda International PLC	740,778
22,253	Halma PLC	728,054
7,245	Johnson Matthey PLC	177,189
33,454	Land Securities Group PLC	343,231
271,819	Legal & General Group PLC	963,704
49,718	Prudential PLC	734,000
2,188	Spirax-Sarco Engineering PLC	357,696
7,976	Unilever PLC	360,485

		4,405,137

	Total Common Stocks (Identified Cost $23,695,269)	25,321,809

Principal Amount

Short-Term Investments – 3.0%
$ 784,589	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2022 at 0.000% to be repurchased at $784,589 on 4/01/2022 collateralized by $642,000 U.S. Treasury Bond, 4.250% due 11/15/2040 valued at $800,394 including accrued interest(b) (Identified Cost $784,589)	784,589

	Total Investments – 98.5% (Identified Cost $24,479,858)	26,106,398
	Other assets less liabilities – 1.5%	399,112

	Net Assets – 100.0%	$26,505,510

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of March 31, 2022, securities held by the Fund were fair valued as follows:

Equity securities[1]	Percentage of Net Assets
$23,814,664	89.8%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Non-income producing security.
(b)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of March 31, 2022, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

144A

All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2022, the value of Rule 144A holdings amounted to $2,116,938 or 8.0% of net assets.

ADR

An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2022, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$304,136	$—	$304,136
Belgium	—	1,361,441	—	1,361,441
Denmark	—	3,207,790	—	3,207,790
France	—	3,126,585	—	3,126,585
Germany	—	2,096,092	—	2,096,092
Hong Kong	—	1,092,168	—	1,092,168
Ireland	—	1,231,678	—	1,231,678
Japan	—	3,178,875	—	3,178,875
Netherlands	—	2,211,526	—	2,211,526
Norway	—	127,940	—	127,940
Spain	—	796,893	—	796,893
Switzerland	—	674,403	—	674,403
United Kingdom	—	4,405,137	—	4,405,137
All Other Common Stocks*	1,507,145	—	—	1,507,145

Total Common Stocks	1,507,145	23,814,664	—	25,321,809

Short-Term Investments	—	784,589	—	784,589

Total	$1,507,145	$24,599,253	$—	$26,106,398

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Industry Summary at March 31, 2022 (Unaudited)

Insurance	12.7%
Semiconductors & Semiconductor Equipment	9.3
Pharmaceuticals	9.0
Chemicals	7.6
Electric Utilities	6.4
Banks	5.8
Building Products	5.5
Machinery	4.9
Software	4.6
IT Services	4.6
Personal Products	3.8
Electrical Equipment	2.9
Electronic Equipment, Instruments & Components	2.7
REITs - Diversified	2.5
Other Investments, less than 2% each	13.2
Short-Term Investments	3.0

Total Investments	98.5
Other assets less liabilities	1.5

Net Assets	100.0%

Currency Exposure Summary at March 31, 2022 (Unaudited)

Euro	42.2%
British Pound	15.2
Danish Krone	12.1
Japanese Yen	12.0
United States Dollar	8.7
Hong Kong Dollar	4.1
Swiss Franc	2.5
Other, less than 2% each	1.7

Total Investments	98.5
Other assets less liabilities	1.5

Net Assets	100.0%